February 2010

Hoku Overview

HOKU

Safe harbor statement

Please note that this presentation contains forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives and intentions. In particular, this presentation assumes that Suntech Power Holdings Co., Ltd., does not take any action to terminate its polysilicon supply contract with us, and that it agrees to make $30 million in prepayments to us, and otherwise honor the terms of the agreement. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of many factors, including, without limitation, those we discuss here and those described in our filings with the Securities & Exchange Commission. You should not place undue reliance on any forward-looking statement, each of which applies only as of the date we make it. We assume no obligation to update any forward-looking statement.

Hoku Scientific overview

HOKU

Well Positioned in Emerging Renewable Energy Sector

Founded: 2001

Focus: Clean Energy Technologies

Headquarters: Honolulu, Oahu

Listing: NASDAQ: HOKU (2005)



HOKU Scientific®

HOKU Materials	HOKU SOLAR	HOKU Fuel Cells
PV POLYSILICON	INSTALLATIONS	IP
Idaho	Hawaii	Hawaii

Hoku Materials' Customers/Partners

$1.8 Billion in signed supply contracts

- Alex Newenergy
- 天威集团 TIANWEI GROUP
- Solarfun
- SUNTECH
- Solargiga Energy
- Jinko

Hoku Solar Customers/Partners

- James Campbell Company
- Prudential Locations LLC
- Dowling Company, Inc.
- Hawaiian Electric Company, Inc. Giving you the power
- Department of Transportation State of Hawaii
- GGP General Growth Properties, Inc.
- Bank of Hawaii
- Paradise Beverages, Inc.

Hoku has a bookend solar strategy, complemented by Tianwei New Energy


Polysilicon
Ingot
Wafer
Cell
PV Module
PV System & Installation

HOKU Materials	天威新能源 TIANWEI TIANWEI NEW ENERGY	HOKU SOLAR

• Under construction in Pocatello, Idaho
• 4,000 MT facility
• Designed to expand to 8,000 MT
• First deliveries in 2010
• $178 million in customer prepayment commitments
• $1.8 billion in off-take contracts signed
	• Hoku majority shareholder
	• Assets of 2.7 billion Yuan (US$400 million)
	• Target production capacity by 2012:
	  • 1.1 GW wafers
	  • 600 MW PV cells
	  • 1 GW PV modules
		• Turnkey PV system installations
		• PPA management
		• Modules from various producers used as appropriate
		• Proven experience with structured financing
		• Developing PV farms

Hoku's bookend strategy allows for creative partnerships and value creation

Hoku Solar - key developments

HOKU

HDOT

Hoku operates largest PPA portfolio in Hawaii; aggregate performance exceeding forecast

Tianwei PPA Fund Letter of Intent

Exploring $50 million fund to finance PPA projects in Hawaii

Hawaii Feed-in Tariff

Tariff expected to be implemented in 2010; opens market to utility-scale projects and streamlines integration



HOKUSOLAR
Harbors Division, Nawiliwili Harbor
Administrative building - 7 kW
Highways Division Baseyard
Lihue, Kauai – 15 kW
Lihue Airport, Kauai
Terminal building – 338 kW
Kahului Airport, Maui
ASAP / Cargo building – 327 kW
Kona International Airport at Keahole, Hawaii Island
Cargo building – 61 kW
Kahului Airport, Maui
T-hangar – 42 kW
Hilo International Airport, Hawaii Island
Terminal building – 111kW

Hoku Materials' plant is world class


Property of Hoku Materials

- U.S. location offers optimal regulatory & operating conditions
- Labor & production costs well understood
- Stable supplies of low-cost hydropower
- Hoku's team proven & experienced; ready to scale to 200+ staff

HOKU Materials

- Safe for the environment
- Low-cost, high quality
- Proven technology

- Proven vendors, partners and licensors
- Low-risk Siemens technology is industry proven & scalable
- Closed-loop system design is cost-effective, efficient, & safe for the environment


Property of Hoku Materials

Hoku is well positioned in changing poly market due to its strategic project approach, low-cost production model, and strong customer base

Polysilicon plant construction update

HOKU

HOKU Materials™

Site Setup for Rapid Redeployment


Property of Hoku Materials
(December 2009)

Demo Layout Prepared


Property of Hoku Materials
(December 2009)

Continued Delivery of Procured Equipment


Property of Hoku Materials
(January 2010)

Continued Manufacturing of Production Equipment



Key Considerations

- Cash managed through lower productivity months and winter season
- Staged for 1st poly (demo) in March; delay due to timing of transaction closing with Tianwei
- JH Kelly personnel and local workforce readily available for redeployment (access to personnel not impacted)
- Equipment procurement efforts were maintained, with equipment still being delivered

While the slowdown has impacted progress, Hoku has best-positioned the project under the given conditions

Hoku has a revised ramp timeline, driven by the closing of the TWNE transaction

HOKU


Focus on Equipment for Reactor Demo
Ramp to commercial operations
Initial customer deliveries
2,500 MT run-rate
Ramp to full production
On-site TCS production
4,000 MT capacity
Delivery & installation first set of 16 reactors
Delivery and installation second set of 12 reactors
1st Poly
Initial production ramp
2,500 MT production runs
Additional capacity ramp
4,000 MT capacity
Jan 2010
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan 2011
Feb
Mar
Apr
Planned first shipments


Property of Hoku Materials


Property of Hoku Materials

Ramp schedule will support customer delivery requirements

Tianwei investment removes uncertainty; Hoku's business model remains sound

HOKU

(In US$ - Unaudited)

SOURCES	As of 1/25/10	Until Commercial Operations
HOKU CASH (INCLUDES STP EQUITY)	41,000,000	-
CUSTOMERS†	123,000,000	32,200,000
TIANWEI EQUITY	50,000,000	-
TIANWEI LOAN	20,000,000	30,000,000
NEW CUSTOMERS/FINANCING	-	35,000,000
TOTAL SOURCES	234,000,000	97,200,000
AGGREGATE SOURCES	234,000,000	331,200,000

USES‡	As of 1/25/09	Until Commercial Operations
EQUIPMENT	89,750,000	30,960,000
CONSTRUCTION-JH KELLY	67,810,000	23,990,000
ENGINEERING	56,540,000	4,860,000
INFRASTRUCTURE	18,220,000	540,000
TOTAL USES	232,320,000	60,350,000
AGGREGATE USES	232,320,000	292,670,000

† Assumes receipt of deposits from Suntech & Wealthy Rise (Solargiga)
‡ Amounts subject to reclassification

Hoku Materials metrics		As of 2/10
Percent of 10-year production pre-sold		> 80%
Total revenues over 10 years	$	1.84 billion
Y1-10 avg annual volume sold on contract (MT)		> 3,200
Y1-10 avg annual revenue from contract sales	$	180+ million
Y1 weighted avg sales price ($/kg, excl. TWNE)	$	60.43
Y10 weighted avg sales price ($/kg, excl. TWNE)	$	50.65
Hoku COGS forecast ($/kg, projected avg Y1-10)	$	29.12

Customer deposits and TWNE funds sufficient for ramp to initial commercial operations (Approximately 2,500 MT annual capacity)

Hoku costs allow for competitive margins, even as polysilicon prices have fallen


Polysilicon COGS ranges
Source: Various - Hoku research, public company filings
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$29.12
$36.00
$28.00
$91.25
$65.00
$38.00
Hoku
Japan incumbent
EU incumbent
China startup
China ramp
China at scale


Historic Polysilicon Price Trends: May 2008 to December 2009
Contract Price
Spot Price

There are many factors that will support polysilicon prices going forward

- Poly pricing stabilized at commodity levels
  - Oversupply forecasts do not consider fact that many new PS entrants do not have cost structure to compete
  - Pressure for consistent quality and stable cost will force some from the market, or drive industry consolidation
- Chinese government no longer allowing new polysilicon facilities
  - Completion of existing projects also under review
- Financing for new plants remains difficult
  - Credit markets and customer prepayments limited
  - New plants not being started or finished

Hoku's approach to plant design will pay dividends in the form of low, stable COGS and contracts that are still at market

Hoku Materials is positioned for success in a changing polysilicon market

HOKU Materials™
A Hoku Scientific Company

SUNTECH
TWNE
Solarfun
Jinko
Solargiga Energy
Alex Newenergy

- U.S. location
- Experienced staff
- Committed partners
- Proven technology
- Clear path to start-up

天威新能源 TIANWEI NEW ENERGY

Tianwei backing removes uncertainty & broadens strategic opportunities

$1.8+ billion in take-or-pay contracts with industry-leading customers

- Competitive pricing
- Low, stable COGS
- Expandable to 8,000MT
- Vertical integration

Hoku Materials has a top-tier combination of relationships and resources

Experienced management & project team

HOKU

Veteran project team



Karl Taft
Chief Technology Officer & Director

- Co-founded Hoku Scientific
- Former project development and production manager at PCC Structurals with experience in initial plant construction and operations



Edward Church
Plant Operations Manager
Hoku Materials

- 20+ years in polysilicon industry
- Plant design, start-up and operating experience with REC and Mitsubishi

Proven company leadership



CEO Transition Scheduled for April

- Mr. Shindo co-founded Hoku Scientific and will remain as an advisor to the Company.
- Mr. Paul has served as a senior executive at Hoku since 2003 and as COO since 2008.
- Unanimous board approval



Dustin Shindo
(Outgoing) Chairman, President, & Chief Executive Officer

Scott Paul
(Incoming) President & Chief Executive Officer



Darryl Nakamoto
Chief Financial Officer, Treasurer, & Secretary



Jerrod Schreck
(Incoming) Chief Strategy Officer
(Senior manager since 2008)

Summary

HOKU

Hoku Solar	Increased PV projects and demand; breakthrough year expected in 2010
Hoku Materials	Plant to be operational in 2010; capacity ramped to 4,000 MT with onsite TCS production
Tianwei Alliance	Funding from Tianwei to Hoku; exploring PPA fund and other complementary strategies

February 2010

Hoku Overview

Hoku Materials Hoku Solar Hoku Fuel Cells